Willamette Family of Funds

                                   Value Fund
                              Small Cap Growth Fund
                                 Technology Fund
                           Global Health Sciences Fund

                                     [LOGO]
                                   WILLAMETTE
                                 Asset Managers


                               -------------------
                  PROSPECTUS SUPPLEMENT DATED MARCH 15, 2002
                        TO PROSPECTUS DATED APRIL 1, 2001
                               -------------------

                              The Willamette Funds

The following information replaces the disclosure on p. 6 of the Prospectus for the Small Cap Growth Fund in the first paragraph under the section entitled "Policies and Strategies":

The Fund, under normal market conditions, will invest primarily (at least 65% of the value of its total assets) in equity securities of small domestic and foreign issuers. The Fund currently considers "small" issuers to be those with market capitalization values between $100 million and $3 billion at the time of purchase, and companies that are in the Russell 2000 Index (without regard to their market capitalization). The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalization values exceed $3 billion. The Bank of New York, the Fund's Sub-Adviser, will select investments it believes have potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management or general industry conditions. Current income will not be a factor in selecting investments for the Fund.

                                 **************

                Investors should retain this Supplement with the
                        Prospectus for future reference.


                              The Willamette Funds